[AMERICAN BEACON SELECT FUNDS LOGO]


Supplement Dated September 19, 2008 to the Statement of Additional Information dated March 1, 2008, as Supplemented on May 2, 2008, May 12, 2008 and September 16, 2008
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Under the section titled "Disclosure of Portfolio Holdings," items 3 and 4 of the numbered list in the first paragraph are hereby replaced with the following:

     3. a complete list of holdings for each Portfolio as of the end of each business day on the Funds' website and in sales materials on the following business day.

Additionally, sentences six and seven in the second paragraph of the same section are replaced with the following:

     As noted above, a complete list of each Portfolio's holdings is posted to the Funds' website on a daily basis on the following business day. Selective disclosure of holdings information for the Portfolios as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic Portfolio holdings would not be in the best interests of Fund shareholders.

In the section titled Trustees and Officers of the Select Trust and the Master Trust, the introduction to the Trustee compensation table is corrected to reflect that the total compensation in the table is for the fiscal year ended December 31, 2007.